AMERICAN GENERAL LIFE INSURANCE COMPANY
                         VARIABLE ANNUITY CONTRACTS
                              SEPARATE ACCOUNT D
                             PLATINUM INVESTOR VA

                      SUPPLEMENT DATED FEBRUARY 13, 2020
                   TO CONTRACT PROSPECTUS, AS SUPPLEMENTED

      The purpose of this supplement is to notify owners of American General Life Insurance Company (the "Company") variable annuity Contracts (the "Contracts") of the proposed liquidation of the following Portfolio (the "Portfolio"), a portfolio of the BNY Mellon Variable Investment Fund (the "Trust"):

      BNY Mellon VIF Quality Bond Portfolio

      The Board of Trustees of the Trust (the "Board") approved the termination and liquidation of the Portfolio. The liquidation is expected to occur at the close of the New York Stock Exchange ("Market Close"), which is generally 4:00 p.m. Eastern Time ("ET"), on or about Thursday, April 30, 2020 ("Liquidation Date"). On the Liquidation Date, funds invested in the subaccount supported by the Portfolio will be automatically liquidated at the closing unit value and the liquidation proceeds transferred into the subaccount supported by the VALIC Company I Government Money Market I Fund ("Money Market Fund") currently available in your Contract.

      If you wish to have the liquidation proceeds allocated to a subaccount other than the subaccount supported by the Money Market Fund, the Company must receive instructions from you prior to the Market Close at least one business day prior to the Liquidation Date (Wednesday, April 29, 2020). You may give us instructions to transfer your account value to another investment option by calling the Annuity Service Center at the number below or by completing a transfer form.

      Additional investments into the Portfolio will be accepted up to and including one business day prior to the Liquidation Date. After the Market Close on the Liquidation Date, any purchase payments, allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable to your Contract) allocated to the Portfolio will instead be allocated to the subaccount supported by the Money Market Fund.

      Please refer to your Contract prospectus for information regarding the investment options currently offered in your Contract or call our Annuity Service Center at the telephone number below. Also please review your fund prospectuses for more detailed information about these investment options. For additional fund prospectus copies, please contact the Annuity Service Center.

      Neither our automatic transfer of the liquidation proceeds to the Money Market Fund on the Liquidation Date, nor your transfer of assets out of the Portfolio prior to the Liquidation Date or out of the Money Market Fund within 60 days after the Liquidation Date, will count against the free transfers that you are permitted to make in a Contract Year or for the purposes of our market timing policies and procedures.

      For a period of time after the closing and liquidation, the Company may provide you with confirmations, statements and other reports that contain the name of the formerly available Portfolio.

      Should you have any questions, please contact the Annuity Service Center at 1-800-247-6584.